Exhibit 99.1

$550 Million Recapitalization of Special Purpose Industrial Portfolio January 3, 2022

LXP INDUSTRIAL TRUST In the following presentation the term “pro forma” represents the adjustment to information at September 30 , 2021 to reflect : – The recapitalization of 22 special purpose industrial assets to a new joint venture – The reclassification of four assets – two assets to Warehouse/Distribution from Light Manufacturing ; one asset from Cold Storage to Other ; and one asset from Heavy Manufacturing to Other The recapitalization closed on December 29 , 2021 . Please refer to our Quarterly Supplemental Information Third Quarter 2021 for a list of defined terms used in this presentation . T his presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, which involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of L XP Industrial Trust (“LXP”) to be materially different from the results, performance, or other expectations implied by these forward - looking statements . These factors include, but are not limited to, those factors and risks detailed in LXP ’s filings with the Securities and Exchange Commission . Except as required by law, LXP undertakes no obligation to (1) publicly release the results of any revisions to those forward - looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events or (2) update or supplement forward - looking statements that become untrue because of subsequent events . Accordingly, there is no assurance that LXP ’s expectations will be realized . Disclosure

LXP INDUSTRIAL TRUST 1 LXP Industrial Trust: a focused portfolio of high quality, single - tenant warehouse/distribution facilities As of 9/30/21 1 Warehouse/Distribution Cold Storage Pro Forma 9/30/21 102 warehouse/distribution facilities well - located in key logistics markets throughout the Sun Belt and Midwest Predominately single - tenant, Class A facilities Square Footage: 48.8mm sf 22 single - tenant, net - leased, industrial assets used for manufacturing, assembly, cold storage, R&D, laboratory or other specialized uses Square Footage: 6.7mm sf LXP Industrial Trust Special Purpose Industrial JV Light Manufacturing Heavy Manufacturing 81% 5% 6% 8% 1. Percent of Base Rent for consolidated industrial properties owned as of 9/30/2021. Consolidated Industrial Portfolio

LXP INDUSTRIAL TRUST 2 Recapitalization Transaction Summary Transaction Ownership Financing • On December 29, 2021, LXP Industrial Trust ("LXP") recapitalized a 22 - property special purpose industrial portfolio consisting of primarily manufacturing assets with a gross valuation of $550 million through a sale to a newly formed institutional joint venture (the “Joint Venture”) with an affiliate of Davidson Kempner Capital Management LP • Culmination of a broad, competitive marketing process commenced in May 2021 • GAAP and Cash capitalization rates of 7.4% and 7.2% 1 • LXP receives approximately $487mm in estimated net proceeds • Net proceeds expected to be used to satisfy credit line borrowings and fund the acquisition and development of warehouse/distribution assets in target markets • The Joint Venture obtained a $381 million (76% LTV) non - recourse mortgage loan secured by 21 assets • Interest rate spread of 245 bps over the one - month Term Secured Overnight Financing Rate (SOFR) and a term of 2 years with three 1 - year extension options • One property transfers with an existing $26 million mortgage • The Joint Venture is 80% owned by an affiliate of Davidson Kempner Capital Management LP with LXP retaining a 20% equity interest • Additional $250 million pro rata equity commitment from partners for future acquisitions of single - tenant, special purpose industrial properties outside of LXP’s core warehouse/distribution focus. • LXP is entitled to earn acquisition, asset management, property management and leasing fees and to participate in a promoted - interest incentive 1. Capitalization rates based on 3Q 2021 NOI annualized.

LXP INDUSTRIAL TRUST 3 Transaction Benefits to LXP Increases financial capacity for growth and reinvestment in warehouse/distribution assets on - balance sheet Generates fee income to enhance return on equity – acquisition, asset management, property management and leasing fees – Additional upside for LXP through 20% retained interest and promoted - interest incentive Adds committed capital source to provide specialized industrial real estate financing solutions to existing LXP tenants and merchant builder relationships Significantly improves portfolio quality with a warehouse/distribution focus – Increases warehouse/distribution exposure to 93% of gross book value on a pro forma basis Capitalizes on the underlying macro trend of de - globalization leading to increased supply chain redundancies and re - shoring of means of production

LXP INDUSTRIAL TRUST Capitalized JV Value (Purchase Price/Venture Costs) $ 550 Venture Costs/Reserves 11 Existing Mortgage Debt (26) New Joint Venture Mortgage Debt (381) Joint Venture Equity $ 154 LXP Interest (20%) 1 $ 31 Investor Partner Interest (80%) $ 123 4 Joint Venture Capitalization/Sources & Uses Gross Recap Proceeds $ 550 Assumed Debt (26) Transaction Costs (6) Joint Venture Investment (31) T o t al – LXP Net Cash Proceeds $ 487 Credit Line Payment $ 340 Excess for Reinvestment 147 T o t al – LXP Uses of Cash $ 487 Joint Venture Capitalization LXP Sources & Uses of Cash Leverage Impact Debt / Gross Assets 32.6% 31.9% Secured Debt / Gross Assets 2.5% 1.8% Unencumbered NOI % 91.5% 92.7% Net Debt / Adjusted EBITDA 5.4x 4.3x Joint Venture Structure Amount ($ in millions) LXP Net Cash Proceeds Amount ($ in millions) LXP Uses of Cash Amount ($ in millions) Impact on Credit Ratios Pro Forma 9/30/21 As of 9/30/21 1. Excludes any potential promoted interest.

LXP INDUSTRIAL TRUST

Significantly Improved Portfolio Quality with a Warehouse/Distribution Focus

YE 2015[1]

Warehouse/Distribution: ~16%

Manufacturing, Cold Storage, Office & Other: ~84%



YE 2018[1]

Warehouse/Distribution: ~48%

Manufacturing, Cold Storage, Office & Other: ~52%



Pro Forma 9/30/21[1]

Warehouse/Distribution: ~93%

Office & Other: ~7%



Warehouse & Distribution
Light Manufacturing
Heavy Manufacturing
Cold Storage
Office & Other

1. Portfolio breakdown by Gross Book Value.

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LXP INDUSTRIAL TRUST 6 Highlights of LXP’s Pro Forma Industrial Portfolio Amazon 8.4 % Nissan 6.3 % Kellogg 4.8 % Undisclosed 3 3.5 % Watco 3.4 % FedEx 2.8 % Wal - Mart 2.8 % Undisclosed 3 2.8 % Unis 2.3 % Mars Wrigley 2.3 % Top 10 Tenants 48.8mm square feet 102 properties 99.0% leased 2 6.7 yrs WALT 2.6% average annual escalation 1 9.4 yrs average property age Memphis, TN 9.3% Dallas/Ft. Worth, TX 7.0 % Greenville/Spartanburg, SC 7.0 % Houston, TX 6.3 % Phoenix, AZ 6.3 % Atlanta, GA 5.7 % Cincinnati/Dayton, OH 5.1 % Nashville, TN 4.3 % Chicago, IL 4.3 % Savannah, GA 3.2 % Top 10 Markets Note: The statistics presented reflect the pro forma consolidated industrial portfolio. 1. For single - tenant properties with escalators. 2. For Stabilized Portfolio. 3. Lease restricts certain disclosures. % Base Rent % Base Rent

LXP INDUSTRIAL TRUST 7 Selected Properties of LXP’s Industrial Portfolio High Quality Portfolio of Warehouse & Distribution Facilities Phoenix AZ 160K Ball $6.14 2.25% Indianapolis IN Continental Tire Dallas/Ft. Worth TX Schluter Memphis TN McCormick Greenville/ Spartanburg SC BMW Market Tenant SF Rent PSF Annual Escalator 1 2.1% $3.34 742K 501K $4.47 2.5% 408K $4.89 2.0% 616K $4.04 1.4% Note: Selected properties are representative of the pro forma consolidated industrial portfolio. 1. All escalators are annual, other than Ball, which is every two years at 4.5%.

LXP INDUSTRIAL TRUST 8 LXP Offers a Highly Attractive Investment Opportunity Platform primed for growth with a focused portfolio, development pipeline and improved balance sheet and cost of capital 3 Leading portfolio of primarily single - tenant warehouse/distribution facilities in key logistics markets 1 Compelling sector tailwinds driving exceptional demand, occupancy and rent growth 2 Best - in - class management team with a track record of decisive value creation 4 Recently refreshed and independent Board of Trustees 5 Top - ranked ESG program aligned with established frameworks 6

LXP INDUSTRIAL TRUST . Appendix

LXP INDUSTRIAL TRUST Joint Venture Property Summary General Portfolio Description Financial Profile (in millions) # of Properties 22 Square Feet (SF) 6,719,210 WAVG Lease Term (Cash Basis – Years) 8 Portfolio % Leased 100% GAAP Rental Revenue (YTD 9/30/2021) $30.5 NOI (YTD 9/30/2021) – GAAP $30.4 NOI (YTD 9/30/2021) – Cash $29.5 9

LXP INDUSTRIAL TRUST

Joint Venture Property List

Address	City	State	Market	Square Footage	Lease Expiration
318 Pappy Dunn Blvd.	Anniston	AL	Anniston/Oxford, AL	276,782	2029
4801 North Park Dr.	Opelika	AL	Columbus, GA	165,493	2042
1020 W. Airport Rd.	Romeoville	IL	Chicago, IL	188,166	2031
301 Bill Bryan Blvd.	Hopkinsville	KY	Nashville, TN	424,904	2025
730 North Black Branch Rd.	Elizabethtown	KY	Elizabethtown/Fort Knox, KY	167,770	2025
750 North Black Branch Rd.	Elizabethtown	KY	Elizabethtown/Fort Knox, KY	539,592	2025
4010 Airpark Dr.	Owensboro	KY	Owensboro, KY	211,598	2025
10000 Business Blvd.	Dry Ridge	KY	Cincinnati/Dayton, OH	336,350	2031
113 Wells St.	North Berwick	ME	Portland/South Portland, ME	993,685	2024
26700 Bunert Rd.	Warren	MI	Detroit, MI	260,243	2032
43955 Plymouth Oaks Blvd.	Plymouth	MI	Detroit, MI	311,612	2024
904 Industrial Rd.	Marshall	MI	West Michigan	246,508	2028
2880 Kenny Biggs Rd.	Lumberton	NC	Lumberton, NC	423,280	2026
5670 Nicco Way	North Las Vegas	NV	Las Vegas, NV	180,235	2034
10590 Hamilton Ave.	Cincinnati	OH	Cincinnati/Dayton, OH	264,598	2027
590 Ecology Ln.	Chester	SC	Charlotte, NC	420,597	2025
50 Tyger River Dr.	Duncan	SC	Greenville/Spartanburg, SC	221,833	2027
120 Southeast Pkwy. Dr.	Franklin	TN	Nashville, TN	289,330	2023
900 Industrial Blvd.	Crossville	TN	Crossville, TN	222,200	2033
13863 Industrial Rd.	Houston	TX	Houston, TX	187,800	2035
7007 F.M. 362 Rd.	Brookshire	TX	Houston, TX	262,095	2035
901 East Bingen Point Way	Bingen	WA	Bingen, WA	124,539	2024

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